UNITED STATES
                  SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C. 20549

                               FORM 8-K

                            CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)      October 10, 2003
                                                   -------------------

                      GREAT AMERICAN BANCORP, INC.
----------------------------------------------------------------------
        (Exact name of registrant as specified in its charter)


        Delaware                  000-25808           52-1923366
----------------------------------------------------------------------
(State or other jurisdiction    (Commission        (I.R.S. Employer
    of incorporation)            File Number)    Identification Number)


1311 S. Neil St., P.O. Box 1010, Champaign, IL          61824-1010
----------------------------------------------------------------------
(Address of principal executive offices)                (Zip Code)

                           (217) 356-2265
----------------------------------------------------------------------
         (Registrant's telephone number, including area code)

Item 7.   Financial Statements and Exhibits

     The Registrant incorporates by reference the press release dated October 10, 2003 attached as Exhibit 99.1, relating to the Company's announcement of unaudited results for the nine months ended September 30, 2003.

Item 12.  Results of Operations and Financial Condition

     The Registrant incorporates by reference the press release dated October 10, 2003 attached as Exhibit 99.1, relating to the Company's announcement of unaudited results for the nine months ended September 30, 2003.

                                SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     Great American Bancorp, Inc.
                                     ----------------------------
                                              (Registrant)

Date     October 14, 2003            /s/ Jane F. Adams
    ---------------------------      ----------------------------
                                     Chief Financial Officer

                            EXHIBIT INDEX
                        ---------------------

Exhibit
  No.                   Description                  Method of Filing
----------------------------------------------------------------------
  99.1                  News Release                  Filed herewith
                        Dated October 10, 2003

Exhibit 99.1

                                 NEWS RELEASE


FOR IMMEDIATE RELEASE
October 10, 2003

Contact:  Ms. Jane F. Adams
          Chief Financial Officer and Investor Relations
          (217) 356-2265

                       GREAT AMERICAN BANCORP, INC.
      UNAUDITED RESULTS THIRD QUARTER 2003 -- YEAR-TO-DATE $1,312,000

Champaign, Illinois - Great American Bancorp, Inc. (Nasdaq SmallCap/GTPS), the holding company for First Federal Savings Bank of Champaign-Urbana, reported earnings of $1,312,000 for the nine months ended September 30, 2003, a decrease of $183,000, or 12.2%, from the $1,495,000 reported for the same period in 2002. Basic earnings per share were $1.71 for the nine month period ended September 30, 2003, compared to $1.77 for the nine month period ended September 30, 2002, while fully diluted earnings per share were $1.54 for the nine months ended September 30, 2003 and $1.63 for the nine months ended September 30, 2002.

Net interest income was $4,263,000 for the nine months ended September 30, 2003, a decrease of $523,000, or 10.9%, compared to $4,786,000 for the nine months ended September 30, 2002. Net interest income declined mainly as a result of lower interest income from loans due to a decline in total loans from a year ago and a reduction in average loan yields. The decline in net interest income from loans was partially offset by a decrease in interest expense on deposits and Federal Home Loan Bank ("FHLB") advances. This decline was primarily due to a shift in deposits from higher-rate certificates of deposit to lower-rate demand accounts. The Company also maintained lower balances of FHLB advances during 2003 compared to balances maintained in 2002.

The Company recorded no provision for loan losses for the first nine months of 2003 compared to $140,000 for the nine months ended September 30, 2002. Management's analyses of the allowance for loan losses during the nine months ended September 30, 2003 determined that no additional allocation to the allowance was warranted for the period.

Noninterest income totaled $2,702,000 for the nine months ended September 30, 2003, $435,000, or 19.2%, higher than the $2,267,000 recorded for the nine months ended September 30, 2002. This increase was mostly due to net gains from sales of mortgage loans and an increase in insurance sales commissions. Net gains on the sale of mortgage loans were $647,000 for the nine months ended September 30, 2003 compared to $404,000 for the nine months ended September 30, 2002. The Company sold $32.45 million in residential mortgage loans during the first nine months of 2003 compared to $17.60 million for the nine months ended September 30, 2002. Insurance sales commissions increased $131,000 or 11.4%, from $1,148,000 for the nine months ended September 30, 2002 to $1,279,000 for the nine months ended September 30, 2003. This increase was mainly due to growth in new commercial customers and group life and health insurance customers.

Noninterest expense was $4,906,000 for the nine months ended September 30, 2003, $410,000, or 9.1% higher than the $4,496,000 reported for the nine month period ended September 30, 2002. Noninterest expense categories that were higher in 2003 included salaries and employee benefits, printing and office supplies, directors' fees, marketing expenses, and amortization of mortgage servicing rights.

Net income for the third quarter of 2003 was $404,000, $118,000 or 22.6% less than net income recorded of $522,000 for the third quarter of 2002. Net interest income for the third quarter of 2003 was $1,322,000 compared to $1,633,000 for the third quarter of 2002. The Company recorded no provision for loan losses for the third quarter of 2003, compared to $30,000 for the quarter ended September 30, 2002. Noninterest income was $848,000 for the third quarter of 2003 and $776,000 for the third quarter of 2002. Noninterest expense was $1,604,000 for the third quarter of 2003 and $1,561,000 for the third quarter of 2002.

Total assets at September 30, 2003 were $163.07 million, compared to $167.25 million at December 31, 2002. Total net loans declined $23.29 million, or 19.0%, mainly due to the sales of residential mortgage loans. Proceeds from loan sales were mainly invested in short-term interest-bearing time deposits, which totaled $35.00 million at September 30, 2003.

First Federal Savings Bank of Champaign-Urbana is headquartered in Champaign, Illinois, and operates through its administrative/branch office in Champaign and through two other full service branches located in Champaign and Urbana. The Bank, through its subsidiary, Park Avenue Service Corporation, also provides full service brokerage activities through a third-party broker-dealer, Scout Brokerage Services, Inc., and sells insurance products through the GTPS Insurance Agency. The Bank's deposits are insured by the Federal Deposit Insurance Corporation.

This earnings report may contain certain forward-looking statements which are based on management's current expectations regarding economic, legislative, and regulatory issues that may impact the Company's earnings in future periods. Factors that could cause future results to vary materially from current management expectations include, but are not limited to, general economic conditions, changes in interest rates, deposit flows, real estate values, and competition, changes in accounting principles, policies, or guidelines, changes in legislation or regulation, and other economic, competitive, governmental, regulatory and technological factors affecting the Company's operations, pricing, products and services.

Great American Bancorp, Inc. stock is traded on the NASDAQ SmallCap Market System under the symbol "GTPS."


                                ###
                          GTPS-pr-2003-07

Great American Bancorp, Inc.
Consolidated Balance Sheets
September 30, 2003 and December 31, 2002
(in thousands, except share data)
                                           Sept. 30, 2003      Dec. 31, 2002
                                              (Unaudited)
----------------------------------------------------------------------------
Assets
 Cash and due from banks                    $       4,395      $       4,990
 Interest-bearing demand deposits                  14,069             27,344
                                              ------------------------------
     Cash and cash equivalents                     18,464             32,334

 Interest-bearing time deposits                    35,000                 --
 Held-to-maturity securities                          648              1,262
 Mortgage loans held for sale                         105              1,658
 Loans, net of allowance for loan
  losses of $1,187 and $1,188 in 2003
  and 2002, respectively                           99,046            122,336
 Premises and equipment                             6,288              6,146
 Federal Home Loan Bank stock                       1,302              1,227
 Interest receivable                                  501                683
 Cash surrender value of life insurance               280                268
 Insurance premiums receivable                        339                225
 Deferred income taxes                                 98                 46
 Income taxes receivable                               71                 --
 Mortgage servicing rights                            172                192
 Other                                                753                873
                                            --------------------------------
     Total assets                           $     163,067      $     167,250
                                            ================================
Liabilities and Stockholders' Equity
 Liabilities
  Deposits
   Noninterest-bearing deposits             $      12,731      $      12,399
   Interest-bearing deposits
    Savings, NOW and money market                  60,816             57,343
    Time                                           57,013             61,549
                                            --------------------------------
     Total deposits                               130,560            131,291

  Federal Home Loan Bank advances                  13,000             15,000
  Deferred compensation - directors                   649                645
  Advances from borrowers for
   taxes and insurance                                 46                265
  Accrued postretirement benefit obligation           295                255
  Accrued real estate taxes                           107                138
  Premiums due insurance companies                    315                201
  Dividends payable                                    84                 90
  Income taxes payable                                 --                 55
  Interest payable                                     50                 62
  Other                                               344                310
                                            --------------------------------
     Total liabilities                            145,450            148,312
                                            --------------------------------

Stockholders' Equity
 Preferred stock, $0.01 par value
  Authorized and unissued --
   1,000,000 shares                                    --                 --
 Common stock, $0.01 par value
  Authorized -- 7,000,000 shares
  Issued -- 2,052,750 shares
  Outstanding: 2003 - 756,232 shares,
      2002 - 818,490 shares                            21                 21
 Additional paid-in-capital                        20,166             20,166
 Retained earnings                                 20,433             19,374
                                            --------------------------------
                                                   40,620             39,561
 Treasury stock, at cost
  Common: 2003 - 1,296,518 shares,
   2002 - 1,234,260 shares                        (22,939)           (20,557)
 Unearned incentive plan shares:
  2003 - 4,469 shares, 2002 - 4,589 shares            (64)               (66)
                                            --------------------------------
     Total stockholders' equity                    17,617             18,938
                                            --------------------------------
     Total liabilities and
      stockholders' equity                  $     163,067      $     167,250
                                            ================================

Great American Bancorp, Inc.
Consolidated Statements of Income
For the Nine Months Ended September 30, 2003 and 2002
(unaudited, in thousands, except share data)

                                       Nine Months Ended   Nine Months Ended
                                          Sept. 30, 2003      Sept. 30, 2002
----------------------------------------------------------------------------
Interest Income:
 Loans                                       $      6,122      $       7,812
 Held-to-maturity securities                           46                 85
 Deposits with banks and other                        368                196
                                            --------------------------------
   Total interest income                            6,536              8,093
                                            --------------------------------
Interest Expense:
 Deposits                                           1,801              2,638
 Federal Home Loan Bank advances                      453                647
 Other                                                 19                 22
                                            --------------------------------
   Total interest expense                           2,273              3,307
                                            --------------------------------
Net Interest Income                                 4,263              4,786

Provision for Loan Losses                              --                140
                                            --------------------------------
Net Interest Income After
 Provision for Loan Losses                          4,263              4,646
                                            --------------------------------
Noninterest Income:
 Insurance sales commissions                        1,279              1,148
 Brokerage commissions                                 68                 89
 Customer service fees                                432                435
 Other service charges and fees                       177                151
 Net gains on loan sales                              647                404
 Loan servicing fees                                   94                 32
 Other                                                  5                  8
                                            --------------------------------
   Total noninterest income                         2,702              2,267
                                            --------------------------------
Noninterest Expense:
 Salaries and employee benefits                     2,763              2,546
 Net occupancy expense                                429                433
 Equipment expense                                    383                373
 Data processing fees                                  52                 56
 Deposit insurance premium                             16                 17
 Printing and office supplies                         228                208
 Legal and professional fees                          178                177
 Directors and committee fees                         108                 82
 Insurance expense                                     54                 46
 Marketing and advertising expense                    184                161
 Amortization of mortgage servicing rights            150                 16
 Other                                                361                381
                                            --------------------------------
   Total noninterest expenses                       4,906              4,496
                                            --------------------------------
Income Before Income Taxes                          2,059              2,417
Provision for Income Taxes                            747                922
                                            --------------------------------
Net income                                  $       1,312      $       1,495
                                            ================================
Earnings per share:
 Basic                                      $        1.71      $        1.77
                                            ================================
 Diluted                                    $        1.54      $        1.63
                                            ================================


Great American Bancorp, Inc.
Consolidated Statements of Income
For the Three Months Ended September 30, 2003 and 2002
(unaudited, in thousands, except share data)

                                            Quarter Ended      Quarter Ended
                                           Sept. 30, 2003     Sept. 30, 2002
----------------------------------------------------------------------------
Interest Income:
 Loans                                       $      1,870      $       2,556
 Held-to-maturity securities                           12                 23
 Deposits with banks and other                        124                 75
                                            --------------------------------
   Total interest income                            2,006              2,654
                                            --------------------------------
Interest Expense:
 Deposits                                             529                809
 Federal Home Loan Bank advances                      149                205
 Other                                                  6                  7
                                            --------------------------------
   Total interest expense                             684              1,021
                                            --------------------------------
Net Interest Income                                 1,322              1,633

Provision for Loan Losses                              --                 30
                                            --------------------------------
Net Interest Income After
 Provision for Loan Losses                          1,322              1,603
                                            --------------------------------
Noninterest Income:
 Insurance sales commissions                          478                337
 Brokerage commissions                                 23                 21
 Customer service fees                                155                162
 Other service charges and fees                        58                 57
 Net gains on loan sales                               95                183
 Loan servicing fees                                   39                 15
 Other                                                 --                  1
                                            --------------------------------
   Total noninterest income                           848                776
                                            --------------------------------
Noninterest Expense:
 Salaries and employee benefits                       910                874
 Net occupancy expense                                146                147
 Equipment expense                                    136                125
 Data processing fees                                  18                 19
 Deposit insurance premium                              5                  6
 Printing and office supplies                          76                 68
 Legal and professional fees                           51                 70
 Directors and committee fees                          35                 32
 Insurance expense                                     18                 16
 Marketing and advertising expense                     61                 58
 Amortization of mortgage servicing rights             38                  9
 Other                                                110                137
                                            --------------------------------
   Total noninterest expenses                       1,604              1,561
                                            --------------------------------
Income Before Income Taxes                            566                818

Provision for Income Taxes                            162                296
                                            --------------------------------
Net income                                  $         404      $         522
                                            ================================
Earnings per share:
 Basic                                      $        0.53      $        0.63
                                            ================================
 Diluted                                    $        0.48      $        0.57
                                            ================================


Great American Bancorp, Inc.
Selected Financial Data
(unaudited, in thousands, except per share data)

                                                As of              As of
                                           Sept. 30, 2003     Sept. 30, 2002
----------------------------------------------------------------------------
Total assets                                $     163,067      $     167,634
Total loans, net                                   99,046            130,295
Loan loss reserve                                   1,187              1,151
Non-performing assets                                  76                324
Non-performing assets to total assets                0.05%              0.19%
Allowance for loan losses to total assets            0.73%              0.69%
Investment securities                                 648              1,503
Total deposits                                    130,560            128,917
Checking deposits                                  33,835             32,025
Money market deposits                              21,089             17,090
Passbook savings deposits                          18,623             17,381
Certificates of deposit                            57,013             62,421
Federal Home Loan Bank advances                    13,000             18,000
Total stockholders' equity                         17,617             18,982


                                  Three Months Ended      Nine Months Ended
                                   Sept.       Sept.       Sept.     Sept.
                                   2003        2002        2003      2002
                                     (unaudited)             (unaudited)
----------------------------------------------------------------------------
Net interest margin (annualized)   3.43%       4.29%       3.70%     4.19%
ROA (annualized)                   0.96%       1.25%       1.05%     1.20%
ROE (annualized)                   9.05%      11.03%       9.81%    10.68%